SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K/A
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 13, 2009

CHINA GREEN, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53416	75-3269182
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 3601, the Centre, Queen’s Road no.99
Central, Hong Kong
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(852) 3691-8831
 (ISSUER TELEPHONE NUMBER)

 China Eco-Hospitality Operations, Inc.
Room 405, 4/F., Wing Ming Industrial Centre
15 Cheung Yue Street, Cheung Sha Wan, Kowloon, Hong Kong
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Rich I. Anslow, Esq. Anslow & Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 14, 2009, China Green, Inc. (f/k/a China Eco-Hospitality Operations, Inc., the “Company”) filed a Form 8-K (the “Original Form 8-K”). This Form 8-K/A — Amendment No. 1 amends Item 9.01 of the Original Form 8-K to provide the required information required by Item 9.01 within the time period specified in the Original Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
Unaudited Pro Forma Consolidated Statements of Income for the year ended June 30, 2009
Unaudited Pro Forma Consolidated Balance Sheets as of June 30, 2009

(d)                Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.3	Unaudited Pro Forma Financial Information

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 2, 2009	CHINA GREEN, INC.

	By:	/s/ Tai Chi Yip
Name: Tai Chi Yip
Title: Chief Executive Officer